SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Transamerica Asset Management 1801 California St, Suite 5200 Denver, CO 80202

March 2021

URGENT

Re:	Your investment in:

Transamerica Dynamic Income

Dear Shareholder,

Broadridge Financial Solutions has been engaged by Transamerica Funds to contact you regarding an important matter pertaining to your investment in Transamerica Dynamic Income.

Their previous attempts to contact you have been unsuccessful. Accordingly, please contact them immediately at 1-833-670-0692 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time.

This matter is very important and will take only a few moments of your time.

Thank you in advance for your assistance with this matter.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board, President and Chief Executive Officer

Transamerica Asset Management 1801 California St, Suite 5200 Denver, CO 80202

February 2021

URGENT

Re:	Your investment in:

Transamerica Dynamic Income

Dear Shareholder,

Broadridge Financial Solutions has been engaged by Transamerica Funds to contact you regarding an important matter pertaining to your investment in Transamerica Dynamic Income.

Their previous attempts to contact you have been unsuccessful. Accordingly, please contact them immediately at 1-833-670-0692 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time.

This matter is very important and will take only a few moments of your time.

Thank you in advance for your assistance with this matter.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board, President and Chief Executive Officer

URGENT: YOUR VOTE IS CRITICAL

PLEASE VOTE TODAY

By now, you should have received a proxy package in the mail regarding an important shareholder meeting for Transamerica Dynamic Income that has been adjourned to April 1, 2021 due to the lack of shareholder participation.

According to our records, we have not received your vote!

It is important that we receive your vote before the April 1, 2021 meeting because it will help to keep Transamerica from spending additional money soliciting your votes. If you have any questions or would like to vote, please call the number listed below:

1-833-670-0692

The Fund has made it very easy for you to vote. Choose one of the following methods:

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received before April 1, 2021.

Call the phone number above Monday – Friday, 9:30am – 10pm, Eastern time to speak with a proxy specialist.

OR

Call the toll-free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

    THANK YOU FOR YOUR PARTICIPATION.

TDI-adj